EXHIBIT 99.1
Annual Meeting April 24, 2007

The Company may, from time to time, make forward-looking statements and projections concerning future expectations. Such statements are based on current expectations and are subject to certain qualifying risks and uncertainties, such as market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company including lawsuits filed by mayors, attorneys general and other governmental entities and membership organizations, the impact of future firearms control and environmental legislation, and accounting estimates, any one or more of which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward- looking statements to reflect events or circumstances after the date such forward- looking statements are made or to reflect the occurrence of subsequent unanticipated events.

Communications Policy Investment Community Communications Policy Effective November 1, 2006 To balance our desire to maintain and cultivate investor interest and confidence in the Company with our limited resources and our need to abide by Regulation FD, we have adopted the following communications policy: 1. No meetings will be held with individual investors or analysts. 2. No financial forecasts or earnings guidance will be given. 3. We anticipate implementing quarterly conference calls in late 2007 or early 2008. 4. We will consider presenting at appropriate investor conferences starting in 2008.

Investment Highlights Leading Firearms Brand Experienced, Dynamic Board of Directors Strong Management Team Strong Market Position in Rifles, Revolvers and Pistols Strong Balance Sheet: Well positioned to take advantage of business opportunities as they arise Improving Earnings NYSE: RGR Shares Outstanding: 22.6 Million Price: $12.05 (4/23/07) Market Capitalization: $273 Million

Company Profile

- Trailing 12 Months Sales of $168.6 million
- Manufacturing Facilities in Newport, NH & Prescott, AZ
- Corporate Office in Southport, CT
- 1,100 Non-Union Employees
- Steel Castings – sell to 26 other Firearms Manufacturers
- Firearms Products

Rifles	Pistols	Shotguns	Revolvers
Single Shot	Rimfire	Over & Under	Single Action
Autoloading	Centerfire	Side-by-Side	Double Action
Bolt Action			Black Powder
Lever Action			

- 2-Step Distribution – sell to 16 wholesale distributors
- 300 Catalog SKUs

Management Team Michael Fifer Chief Executive Officer With Ruger for 7 months - Age 50 Former EVP Mueller Industries (NYSE: MLI) Former President North American Operations at Watts Industries (NYSE: WTS) BS in Physics from the U.S. Naval Academy MBA from the Harvard Business School

Management Team Stephen Sanetti President, Vice Chairman, General Counsel With Ruger for 28 years - Age 57 Currently serves on the Executive Board of National Shooting Sports Foundation (NSSF) Currently serves on Executive Board of Sporting Arms & Ammunition Institute (SAAMI) 2004 - Recipient of Shooting Industry Academy of Excellence Award 1993 - 2001 - Chairman of the Legislative and Legal Affairs Committee of SAAMI 1988 - 2000 - Director of Product Liability Advisory Council (PLAC) BA in History with Honors from Virginia Military Inst. JD from Washington & Lee University

Management Team Tom Dineen Chief Financial Officer, Treasurer With Ruger for 10 years - Age 38 Former Audit Manager at KPMG LLP BS in Accounting from Boston College

Management Team Robert Stutler Vice President of Prescott Operations With Ruger for 20 years - Age 63 Major, US Marine Corps (Ret.) Associate Degree in Firearms Design, Colorado School of Trades

Management Team Tom Sullivan Vice President of Newport Operations With Ruger for 9 months - Age 47 Former VP Lean at IMI Norgren for 10 years - has extensive experience in supply chain, manufacturing and product development. He has been a student and teacher of the Toyota Production System for the last 15 years. BS in Mechanical Engineering from the Illinois Institute of Technology (IIT) MS in Mechanical Engineering from the Massachusetts Institute of Technology (MIT) MBA from the University of Chicago's Graduate School of Business

Management Team Chris Killoy Vice President of Sales & Marketing With Ruger for 4 months + 15 months - Age 48 18 years in Firearms Industry Former GM at Savage Range Systems Former VP of Sales & Marketing at Smith & Wesson Formerly with GE Aerospace Major, USAR (Ret.) BS from U.S. Military Academy

Management Team Leslie Gasper Corporate Secretary With Ruger for 33 years - Age 29 and holding... Associate of Arts from Fairfield University

First 180 days - Restructuring Ruger Investment Casting (RIC) Closure SKU (Stock Keeping Units) Rationalization Order Management / Production Control Process Rationalization Reduction in Force (RIF) Surplus Assets Improved Material Management Financial Benefit

First 180 days - Restructuring Ruger Investment Casting ("RIC") Closure December 2006 - Titanium casting ceased operations March 2007 - Post-casting work completed Sale of titanium product continues through 4th quarter 2007 (approx. $512,800) February 2007 - Steel casting ceased operations March 2007 - Post-casting work completed Sale of steel product continues through 4th quarter 2007 (approx. $8,800) Transition of steel casting operations from RIC (Arizona) to Ruger's Pine Tree Castings (New Hampshire) First castings received at Prescott Firearms in March 2007 from Pine Tree Castings Heat treat operations of RIC retained and transferred to Prescott Firearms Annualized net savings of $1.6 million

First 180 days - Restructuring SKU (Stock Keeping Units) Rationalization Simplified product line for trade customers and end users Eliminated low volume / low margin items Ensured that profitable niche markets are still served 48 SKUs added for new products, calibers, etc. Ongoing review of product lines 97 SKUs eliminated - Less items to stock and maintain

First 180 days - Restructuring Order Management / Production Control Process Rationalization "Annual" one-time order eliminated Replaced with standard order process Distributors place firm, non-cancelable orders as needed Distributors submit rolling 90-day forecast of projected needs Sales, Inventory and Operations Planning (SIOP) implemented Long-term goal is to ship 100% of cataloged items in 24 hours from finished goods inventory Results to date: Demand significantly exceeding supply Safety stock levels established - but not yet filled Significant reduction in inventory, resulting in better cash flow

First 180 days - Restructuring Reduction in Force ("RIF") December announcement - projected $6 million annualized savings, $3 million one-time severance charges Progress to date: Newport - Voluntary RIF 57 people accepted Primarily indirect positions $2.3 million annualized savings $0.9 million one-time severance expense Prescott - RIC Shutdown 83 people accepted 81 hourly, 2 salary $1.1 million annualized savings included in RIC closure estimates Realized YTD Savings: $3.3 million (Annualized)

First 180 days - Restructuring Surplus Assets RIC Equipment Surplus equipment assets sold for $1.4 million Pursuing sale of remaining titanium equipment Pursuing sale of remaining factory equipment $0.5 million book value remaining RIC Materials Excess titanium material sold for $5.1 million Pursuing sale of remaining titanium material - $0.8 million book value Non-Manufacturing Asset Sales 43 parcels of real property in New Hampshire - $7.3 million Real property in Arizona - $5 million Marketing 3 additional properties Artwork - $0.2 million Cash Realization - $19 million

First 180 days - Restructuring Improved Material Management Steady reduction in raw materials, work in process, and finished goods 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 Inventory (Qtr to Qtr) 0 3.8 2.7 -1.5 -3.1 7.2 -10 -18 -16.5 $ Million $45 million of inventory reduction in last 3 Quarters

Before and After Inventory Reduction

First 180 days - Restructuring Balance Sheet

First 180 days - Restructuring Balance Sheet

First 180 days - Restructuring Balance Sheet

Ruger Business System Ruger is implementing a business system that relentlessly pursues the elimination of all non-value-added activities from every business process with the ultimate goal of providing World-Class quality, delivery and service to its customers at the lowest possible cost. Ruger Business System

Ruger Business System Strategy Deployment Ruger Business System

Strategy Deployment Bill Ruger, Sr. set the direction for the Company for 50+ years New management team First priority - fix the base business Develop and implement a strategy for the future Initial tool used will be Strategy Deployment Strategy Deployment Step-by-step planning, implementation, and review process for managing change during the lean transformation Next steps Set breakthrough objectives Identify strategies to achieve the objectives Prioritize and resource the specific initiatives for the upcoming year

Ruger Business System Ruger Business System Operational Excellence (Kaizen)

Operational Excellence (Kaizen) Over-production Producing more or faster than needed Waiting Idle time created when people wait for things Transportation Movement of information or material Over-processing Additional effort which adds no value or is not required Inventory Any supply in excess of customer (internal and external) requirements necessary to produce goods or services just-in-time Motion Any movement of people or machines Defects/Rework Effort spent in not doing it correct the first time People Utilization Not engaging everyone in improving the business Relentless pursuit of the elimination of waste The elimination of waste

Single Action Receiver - Before Kaizen

Single Action Receiver - After Kaizen

Receiver Improvements

Barrel Receiver Area - Before Kaizen

Barrel Receiver Area - After Kaizen

Barrel Receiver Improvements

Scope Ring Cell Formed

Scope Ring Cell - Improvements

Torque Bench Improvement - 5S

Ruger Business System Ruger Business System Organic Growth Opportunities

Organic Growth Aggressive new product development Line extensions in existing firearms category New opportunities for licensing and accessory sales Renewed emphasis on niche Special Runs and Limited Editions

Mini-14 Target Rifle

M77 Hawkeye Rifle

M77 Hawkeye African in .375 Ruger

M77 Hawkeye Alaskan in .375 Ruger

22/45 Mark III Hunter

..44 Mag. Redhawk

The Cowboy Pair Engraved New Vaqueros

Matched Set 50th Anniversary Blackhawks

Ruger Business System Ruger Business System Growth from Acquisitions

Ruger Business System Ruger Business System Build and Leverage Brand

Build and Leverage Brand

2007 Catalog - New Look and Feel

New Marketing Pieces

Build and Leverage Brand New Website

Build and Leverage Brand

Build and Leverage Brand

Build and Leverage Brand Licensing Initiatives Apparel and Accessories Editorial Placement

Ruger Business System Ruger Business System Management Team / Company Culture

Ruger Business System Strategy Deployment Ruger Business System Management Team / Company Culture Organic Growth Opportunities Growth from Acquisitions Build and Leverage Brand Operational Excellence (Kaizen)

Enhanced Financial Reporting Financial Statements Balance Sheet Added LIFO and E&O reserve detail Full cash flow statement included in Form 10-Q Management's Discussion and Analysis (MD&A) Simplified wording to make it easier to read Detailed gross margin table Detailed discussion of accounting charges including: LIFO, E&O, Product Liability, Overhead Rate Change Backlog in 10-Q Discussion of E&O Reserve Methodology

Enhanced Financial Reporting Form 10-K Conformed litigation and legislation disclosures w/ introductory parenthetical (2 places in the 10-Q and 3 places on the 10-K) Accounts receivable table for top 4 customers Sales table for top 4 customers

Impact of Q1 Inventory Reduction External Sales - 7% Internal Sales - 68% Total Sales - 46% First Quarter Pine Tree Balance Sheet Impact Inventory Reduction $16.5 million Operating Cash Flow $17.3 million* *Does not include $7.3 million from asset sales Income Statement Impact Favorable reduction in firearm WIP requires deliberate underutilization of the foundry, resulting in an expected, unfavorable impact on short-term earnings.

Financial Metrics

Financial Metrics

Financial Metrics

Financial Metrics

Financial Metrics

Inventory Balance (Dollars in millions) 2006 2007 Inventory 107.2 114.4 104.4 86.2 69.7 Cash 30.1 31.6 11.6 29.3 54.1

Cash Position March 31, 2007 Cash Balance $54.1 million Possible Uses of Cash Acquisitions Stock Buyback Special Dividend Regular Quarterly Dividend The Company will use its cash to generate shareholder value, or it will be returned to the shareholders.

Investment Highlights Leading Firearms Brand Experienced, Dynamic Board of Directors Strong Management Team Strong Market Position in Rifles, Revolvers and Pistols Strong Balance Sheet: Well positioned to take advantage of business opportunities as they arise Improving Earnings NYSE: RGR Shares Outstanding: 22.6 Million Price: $12.05 (4/23/07) Market Capitalization: $273 Million

The Company may, from time to time, make forward-looking statements and projections concerning future expectations. Such statements are based on current expectations and are subject to certain qualifying risks and uncertainties, such as market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company including lawsuits filed by mayors, attorneys general and other governmental entities and membership organizations, the impact of future firearms control and environmental legislation, and accounting estimates, any one or more of which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward- looking statements to reflect events or circumstances after the date such forward- looking statements are made or to reflect the occurrence of subsequent unanticipated events.